Exhibit 10(l)(7)
                   TWELFTH AMENDMENT
                        TO THE
        ALLTEL CORPORATION PROFIT-SHARING PLAN

               WHEREAS, the ALLTEL Corporation Profit-Sharing Plan (the "Plan") was established by ALLTEL Corporation (the "Company") effective January 1, 1988; and

               WHEREAS, pursuant to Section 10.02 of the Plan, the Company has reserved the right to amend the Plan;

               NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective as of March 1, 1993, as set forth below:

               1. Paragraph (b) of Section 4.03 of the Plan is amended by the addition of a new sentence at the end thereof to provide as follows:

    For purposes of this paragraph (b), a Participant who retires under conditions of eligibility for increased benefits under the provisions of Article XIV of the ALLTEL Corporation Pension Plan shall be deemed to have retired under the Plan, notwithstanding the provisions of Article VI.

               2. Section 6.03 of the Plan is amended by the addition of a new sentence at the end thereof to provide as follows:

    A Participant who retires under conditions of eligibility for increased benefits under the provisions of Article XIV of the ALLTEL Corporation Pension Plan shall be eligible for distribution of his Account as described in the immediately preceding sentence.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 23rd day of July, 1993.


                              ALLTEL CORPORATION



                              By: /s/John L. Comparin

                              Title: VP-Human Resources

                 THIRTEENTH AMENDMENT
                        TO THE
        ALLTEL CORPORATION PROFIT-SHARING PLAN


               WHEREAS, the ALLTEL Corporation Profit-Sharing Plan (the "Plan") was established by ALLTEL Corporation (the "Company") effective January 1, 1988; and

               WHEREAS, pursuant to Section 10.02 of the Plan, the Company has reserved the right to amend the Plan;

               NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective as of the Closing Date, as Closing Date is defined in the Employee Transfer Agreements between ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee) of the transactions contemplated by the Employee Transfer Agreements, as set forth below:

               1. Section 1.36 of the Plan is amended by adding a new paragraph at the end thereof to provide as follows:

     Effective as of the Closing Date, as Closing Date is defined in the Employee Transfer Agreements between ALLTEL Illinois,
     Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and
     Contel of the South, Inc., each dated April 5, 1993, with respect to Participants who are GTE Transfer Employees (as
     GTE Transfer Employees is defined in Section 4.03 (c) of the
     Plan) as of the Closing Date or Participants who become GTE Transfer Employees after the Closing Date, the Vesting Years of Service of an Employee who transfers employment from an Employer to GTE South Incorporated or to Contel of the South, Inc. pursuant to an Employee Transfer Agreement shall be determined taking into account service with GTE (as defined in the Employee Transfer Agreements).

               2. Section 4.03 of the Plan is amended by adding a new paragraph (c) at the end thereof to provide as follows:

               (c) Effective as of the Closing Date, as Closing Date is defined in the Employee Transfer Agreements between ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, with respect to Participants who are GTE Transfer Employees (as hereinafter defined) as of the Closing Date or Participants who become GTE Transfer Employees after the Closing Date, the provisions of Section 2.01 and of paragraph (a) and paragraph (b) of this Section 4.03 shall be modified as follows:

               (i)  The requirement that a Participant be
          actively employed by an Employer on the last day of the Plan Year and the requirement in
          Section 2.01 that an Eligible Employee becomes a Participant if he has not separated from service prior to the date he has one Eligibility Year of Service shall not apply with respect to the Plan Year in which the Participant becomes a GTE Transfer Employee if the Participant was actively employed or on an Authorized Leave of Absence as of the day immediately preceding the date the Participant becomes a GTE Transfer Employee, provided that the Participant is employed by GTE South Incorporated or Contel of the South, Inc.
          on the last day of the Plan Year in which the Participant becomes a GTE Transfer Employee.
          The preceding sentence shall also apply to any GTE Transfer Employee who would have become a Participant during the period beginning on the date as of which he becomes a GTE
          Transfer Employee and the last day of the Plan Year in which he becomes a GTE Transfer
          Employee had he remained an Eligible Employee during such period.

               (ii)  The requirement that a Participant
          have a Year of Participation shall be satisfied for the Plan Year in which he becomes a GTE
          Transfer Employee if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled
          Group completed by the Participant in such Plan Year and the denominator of which is three hundred sixty-five (365).

     A "GTE Transfer Employee" shall mean an active Employee (including an Employee on military leave, maternity leave, or other approved leaves of absence, short-term disability, and an Employee on layoff with recall rights) whose employment transfers from ALLTEL Illinois, Inc. to GTE South Incorporated, from ALLTEL Indiana, Inc. to Contel of the South, Inc., or from ALLTEL Michigan, Inc. to Contel of the South, Inc., as of the Closing Date. An "LTD Recipient" or "WC Recipient" (as defined in the GTE Employee Transfer Agreements) shall not be a Transfer Employee on the Closing Date, but an LTD Recipient or WC Recipient may, however, become a GTE
     Transfer Employee upon commencement of employment with GTE (as defined in the Employee Transfer Agreements), as provided in the Employee Transfer Agreements.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 1st day of November , 1993.


                              ALLTEL CORPORATION



                              By:/s/ John L. Comparin

                              Title: VP - Human Resources

                       FOURTEENTH AMENDMENT
                        TO THE
        ALLTEL CORPORATION PROFIT-SHARING PLAN

                              WHEREAS, the ALLTEL
Corporation Profit-Sharing Plan (the "Plan") was established by ALLTEL Corporation (the "Company") effective January 1, 1988; and

                              WHEREAS, pursuant to
Section 10.02 of the Plan, the Company has reserved the right to amend the Plan;

                              NOW, THEREFORE, BE IT
RESOLVED, that the Plan is hereby amended, effective as of the Closing Date, as Closing Date is defined in the Employee Transfer Agreements between ALLTEL Georgia Communications Corp. and GTE South
Incorporated, ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee) of the transactions contemplated by the Employee Transfer Agreements, as set forth below:

                              1.  Section 4.03 of the Plan is
amended by adding a new paragraph (d) at the end thereof to provide as follows:

               (d) Effective as of the Closing Date, as Closing Date is defined in the Employee Transfer Agreements between ALLTEL
     Georgia Communications Corp. and GTE South Incorporated, ALLTEL Illinois, Inc. and GTE South Incorporated, ALLTEL Indiana, Inc. and Contel of the South, Inc., and ALLTEL Michigan, Inc. and Contel of the South, Inc., each dated April 5, 1993, (the "Employee Transfer Agreements") with respect to each person who becomes an Employee pursuant to the Employee Transfer Agreements as of the Closing Date or subsequent thereto (a "Former GTE Employee") and has met the eligibility requirements to become a Participant on or before the last day of the Plan Year in which he becomes a Former
     GTE Employee, the requirements of paragraph (a) and paragraph (b) of this Section 4.03 that a Participant have a Year of Participation shall be satisfied for the Plan Year in which he becomes a Former
     GTE Employee if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of day of employment with the Controlled Group completed by the Participant in such Plan Year and the denominator of which is three hundred sixty-five (365). An "LTD Recipient" or "WC Recipient" (as defined in the Employee Transfer Agreements) shall not become a Former GTE Employee on the Closing Date, but an LTD Recipient or WC Recipient may, however, become a Former GTE Employee upon commencement of employment with ALLTEL (as defined in the Employee Transfer Agreements), as provided in the Employee
     Transfer Agreements.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 1st day of November, 1993.

                           ALLTEL CORPORATION



                           By: /s/ John L. Comparin

                           Title: VP- Human Resources

                  FIFTEENTH AMENDMENT
                        TO THE
        ALLTEL CORPORATION PROFIT-SHARING PLAN

               WHEREAS, the ALLTEL Corporation Profit-Sharing Plan (the "Plan") was established by ALLTEL Corporation (the "Company") effective January 1, 1988; and

               WHEREAS, pursuant to Section 10.02 of the Plan, the Company has reserved the right to amend the Plan;

               NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective as of January 1, 1993, as set forth below:

               1. Section 1.12 of the Plan is amended by adding thereto the following:

    In determining the Eligibility Years of Service for an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period(s) of employment with HWC prior to the date as of which HWC became a member of the Controlled Group that would have been taken into account under the Plan if such period(s) of employment were service with a member of the Controlled
    Group, shall be counted as Eligibility Years of Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

               2. Section 1.36 of the Plan is amended by adding thereto the following:

    In determining the Vesting Years of Service for an Employee who was an employee of HWC Distribution Corp. or one of its subsidiaries ("HWC") immediately prior to the date as of which HWC became a member of the Controlled Group, the Employee's period(s) of employment with HWC prior to the date as of which HWC became a member of the Controlled Group that would have been taken into account under the Plan if such period(s) of employment were service with a member of the Controlled Group, shall be counted as Vesting Years of Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 1st day of November, 1993.


                              ALLTEL CORPORATION



                              By: /s/ John L. Comparin

                              Title: VP - Human Resources

                  SIXTEENTH AMENDMENT
                        TO THE
        ALLTEL CORPORATION PROFIT-SHARING PLAN

               WHEREAS, the ALLTEL Corporation Profit-Sharing Plan (the "Plan") was established by ALLTEL Corporation (the "Company") effective January 1, 1988; and

               WHEREAS, pursuant to Section 10.02 of the Plan, the Company has reserved the right to amend the Plan;

               NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, effective as of October 15, 1993, as set forth below:

               1. Section 1.12 of the Plan is amended by adding thereto the following:

     In determining the Eligibility Years of Service for an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15,
     1993 in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service
     Corporation and ALLTEL Publishing Corporation, the
     Employee's period(s) of employment with GTE Directories and its affiliated corporations prior to October 15, 1993 that would have been taken into account under the Plan if such period(s) of employment were service with a member of the Controlled Group, shall be counted as Eligibility Years of Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

               2. Section 1.36 of the Plan is amended by adding thereto the following:

     In determining the Vesting Years of Service for an Employee who was an employee of GTE Directories Service Corporation or one of its subsidiaries ("GTE Directories") immediately prior to October 15, 1993 and became an Employee on October 15,
     1993 in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories Service
     Corporation and ALLTEL Publishing Corporation, the
     Employee's period(s) of employment with GTE Directories and its affiliated corporations prior to October 15, 1993 that would have been taken into account under the Plan if such period(s) of employment were service with a member of the Controlled Group shall be counted as Vesting Years of Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

               3. Section 4.03 of the Plan is amended by adding a new paragraph (e) at the end thereof to provide as follows:

     (e) Effective as of October 15, 1993, with respect to each person who becomes an Employee in connection with the Purchase and Sale Agreement dated May 18, 1993 between GTE Directories
            Service Corporation and ALLTEL Publishing
            Corporation, (a "Former GTE Directories Employee") and has met the eligibility requirements to become a Participant on or before the last day of the Plan Year in which he becomes a Former GTE Directories
            Employee, the requirements of paragraph (a) and paragraph (b) of this Section 4.03 that a Participant have a Year of Participation shall be satisfied for the Plan Year in which he becomes a Former GTE
            Directories Employee if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in such Plan Year and the denominator of which is three hundred sixty-five
            (365).

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 27th day of January, 1994.


                                ALLTEL CORPORATION



                                By: /s/ John L. Comparin

                                Title: VP - Human Resources